SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -------------------------


                             HAVEN CAPITAL TRUST II
             (Exact name of registrant as specified in its charter)
                            -------------------------

                DELAWARE                                 11-3482496
      (State or Other Jurisdiction                     (I.R.S. Employer
   of Incorporation or Organization)                 Identification No.)

                             C/O HAVEN BANCORP, INC.
                               615 MERRICK AVENUE
                            WESTBURY, NEW YORK 11590
          (Address, Including Zip Code, of Principal Executive Offices)
                            -------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-76191

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                        Name of Each Exchange on Which
to be so Registered                        Each Class is to be Registered
-------------------                        ------------------------------

         None                                       None

Securities to be registered pursuant to Section 12(g) of the Act:

                              % Capital Securities
                     -------------------------------------
                                (Title of Class)

ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Capital Securities, $25.00 liquidation amount, is incorporated herein by reference to "Description of Capital Securities" set forth in the Registrant's Registration Statement on Form S-3 (Registration Number 333-76191), which was filed with the Securities and Exchange Commission (the "Commission") on April 13, 1999, as amended.

ITEM 2.  EXHIBITS.
         1. Certificate of Trust for Haven Capital Trust II (incorporated herein by reference to Exhibit 4.1 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

         2. Declaration of Trust for Haven Capital Trust II (incorporated herein by reference to Exhibit 4.2 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

         3. Form of Amended and Restated Declaration of Trust for Haven Capital Trust II (incorporated herein by reference to Exhibit
                  4.3 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

         4. Form of Capital Security of Haven Capital Trust II (incorporated herein by reference to Exhibit 4.5 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

         5. Form of Guarantee Agreement of Haven Bancorp, Inc. relating to the Capital Securities (incorporated herein by reference to Exhibit 4.6 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

         6. Form of Indenture of Haven Bancorp, Inc. relating to the Junior Subordinated Deferrable Interest Debentures due 2029 (incorporated herein by reference to Exhibit 4.7 of Registration Statement No. 333-76191 on Form S-3 filed with the Commission on April 13, 1999).

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:   May 7, 1999


                                             HAVEN CAPITAL TRUST II


                                             By: /s/ Catherine Califano
                                                 --------------------------
                                                     Catherine Califano
                                                     Administrative Trustee